Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 1, 2011, is entered into by and among INFUSYSTEM HOLDINGS, INC., a Delaware corporation (“Holdings”), INFUSYSTEM, INC., a California corporation (“InfuSystem”) and FIRST BIOMEDICAL, INC., a Kansas corporation (“FBI” and together with Holdings and InfuSystem, the “Borrowers” and each individually a “Borrower”), BANK OF AMERICA, N.A. in its capacity as an Administrative Agent and as a Lender (“Agent”) and the other lenders party hereto (collectively, together with the Agent in its capacity as a Lender, the “Lenders”).

WHEREAS, the Borrowers and the Agent and the Lenders are parties to that certain Credit Agreement dated as of June 15, 2010 as amended by that certain First Amendment to Credit Agreement dated as of January 27, 2011 (the “Existing Credit Agreement” and as such Existing Credit Agreement is amended by this Amendment, the “Amended Credit Agreement”);

WHEREAS, Holdings has notified Agent that on February 16, 2011, it formed IFC LLC, a Delaware limited liability company and wholly owned Subsidiary of Holdings (the “New Subsidiary”);

WHEREAS, pursuant to Section 6.13 of the Existing Credit Agreement, the Borrowers are required to execute and deliver, and/or cause any Subsidiary that is formed by any Borrower, to execute and deliver, as applicable, (a) a Guaranty pursuant to which such Subsidiary guarantees the Obligations of the Borrowers, (b) a pledge agreement pursuant to which all of the Equity Interests of such Subsidiary are pledged as Collateral for the Obligations and (c) such other related stock certificates, stock powers, financing statements, opinions of counsel and other documents as the Agent may reasonably request, all in form and substance reasonably satisfactory to the Agent;

WHEREAS, the Borrowers desire to comply with and otherwise cause the New Subsidiary to deliver those agreements which may be required to be delivered by it pursuant to Section 6.13 of the Existing Credit Agreement and have otherwise requested that the Agent and the Lenders modify the Existing Credit Agreement in certain respects; and

WHEREAS, the Agent and Lenders have agreed to amend the terms of the Existing Credit Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows.

SECTION 1

DEFINED TERMS

Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Credit Agreement.

SECTION 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

2.1 Additional Defined Term. Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term in proper alphabetical order:

“IFC” means IFC LLC, a Delaware limited liability company and wholly owned Subsidiary of Holdings.

2.2 Amendment to Capital Expenditure Limitation. Section 6.12(c) of the Existing Credit Agreement is hereby amended by deleting the Section in its entirety and substituting the following therefor:

“(c) Capital Expenditures. Not spend or incur obligations (including the total amount of any Capital Leases) to acquire fixed assets for more than the following amounts during the following times:

Fiscal Year	Maximum Capital Expenditures
Fiscal Year 2010	$6,700,000
Fiscal Year 2011	$10,500,000
Fiscal Year 2012	$8,100,000
Fiscal Year 2013 and each Fiscal Year thereafter	$8,800,000

provided, however, that Capital Expenditures during any Fiscal Year (other than 2011) shall not exceed fifty percent (50%) of the Consolidated EBITDA of Holdings and its Subsidiaries for such Fiscal Year (tested at the time of delivery of the annual financial statements for such Fiscal Year pursuant to Section 6.01). Other than with respect to Fiscal Year 2010 (for which no Carry-Over Amount (as defined below) shall be permitted), if for any Fiscal Year the Capital Expenditures are less than the applicable annual limit (the amount by which the Capital Expenditures in such year are less than such limit, the “Carry-Over Amount”), the limitation shall be increased for the Fiscal Year immediately following the Fiscal Year in which such Carry-Over Amount arose (but not subsequent calendar years) by an amount equal to 50% of such Carry-Over Amount; provided, however, that the Carry-Over Amount shall be deemed to be the last dollars spent on Capital Expenditures in any Fiscal Year and any Carry-Over Amount may not be carried over for more than one Fiscal Year.”

Section 2.3 Amendment to Capital Lease Indebtedness Limitation. Subsection (f) of Section 7.03 is hereby amended by deleting the subsection in its entirety and substituting the following therefor:

“(f) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that: (1) the aggregate amount of all such Indebtedness attributable to the Borrowers and their Subsidiaries other than IFC (which shall include Indebtedness of the Borrowers and their Subsidiaries (other than IFC) disclosed on Schedule 7.03 to the extent such amounts remain outstanding and constitute Capital Leases, Synthetic Lease Obligations or purchase money obligations for fixed or capital assets) at any one time outstanding shall not exceed the following amounts during the following times:

Fiscal Year	Maximum Aggregate Amount
during Fiscal Year 2010	$4,000,000
during Fiscal Year 2011	$5,400,000
during Fiscal Year 2012	$6,800,000
During Fiscal Year 2013 and at all times thereafter	$8,000,000

; and (2) the aggregate amount of all such Indebtedness attributable to IFC (which shall include Indebtedness of IFC disclosed on Schedule 7.03 to the extent such amounts remain outstanding and constitute Capital Leases, Synthetic Lease Obligations or purchase money obligations for fixed or capital assets) at any one time outstanding shall not exceed $3,000,000 at any time during the term of this Agreement.”

SECTION 3

REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to the Agent and Lenders that:

3.1 Due Authorization, etc. The execution and delivery by it of this Amendment and the performance by it of its obligations under the Existing Credit Agreement are duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of or constitute any default under any provision of its certificate or articles of incorporation, as applicable, or by-laws or those of any of its Subsidiaries or any material agreement or other document binding upon or applicable to it or any of its Subsidiaries (or any of their respective properties) or any material law or governmental regulation or court decree or order applicable to it or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of its properties or the properties of any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to it or any of its Subsidiaries.

3.2 Validity. This Amendment has been duly executed and delivered by such Borrower and, together with the Existing Credit Agreement, are the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

3.3 Representations and Warranties. The representations and warranties contained in Article V of the Existing Credit Agreement are true and correct on the date of this Amendment in all material respects (except for those that are qualified by “materiality” or “Material Adverse Effect”, in which case such representations and warranties shall have been true and correct in all respects), except to the extent (a) that such representations and warranties solely relate to an earlier date or (b) have been changed by circumstances permitted by the Existing Credit Agreement.

SECTION 4

CONDITIONS PRECEDENT

The amendments to the Existing Credit Agreement set forth in Section 2 of this Amendment shall become effective upon satisfaction of all of the following conditions precedent:

4.1 Receipt of Documents. Agent shall have received all of the following, each in form and substance satisfactory to Agent (collectively, the “Consent, Amendment and Joinder Documents”):

(a) Amendment. A counterpart original of this Amendment duly executed by Borrowers.

(b) Subsidiary Guaranty. A Subsidiary Guaranty duly executed by the New Subsidiary, substantially in the form of Exhibit A hereto.

(c) Joinder to Security Agreement. A Joinder to Security Agreement duly executed by the New Subsidiary substantially in the form of Exhibit B hereto.

(d) Pledge Agreement. (i) A Joinder to Pledge Agreement executed by the New Subsidiary substantially in the form of Exhibit C hereto and (ii) a Pledge Amendment executed by Holdings pledging all of the issued and outstanding Equity Interests of the New Subsidiary to the Agent, the form of which is attached as Schedule II to the Pledge Agreement.

(e) Manager’s Certificate. A Manager’s Certificate for the New Subsidiary, in the form attached hereto as Exhibit D and containing copies of (i) Organization Documents of the New Subsidiary; (ii) resolutions of the sole manager of the New Subsidiary approving and authorizing its execution, delivery and performance of the Consent, Amendment and Joinder Documents to which it is party and the transactions contemplated thereby; each of which the New Subsidiary hereby certifies to be true and complete, and in full force and effect without modification, it being understood that the Agent and each Lender may conclusively rely on each such document and certificate until formally advised by the Borrowers of any changes therein; and (iii) a good standing certificate in the state of incorporation of New Subsidiary, and in each other state in which the New Subsidiary is required to be qualified to transact its business as of the date hereof.

(f) Insurance. Evidence satisfactory to the Agent of the existence of insurance required to be maintained pursuant to Section 6.07 of the Amended Credit Agreement, together with evidence that the Agent has been named as a lender’s loss payee and as an additional insured, as applicable, on all such insurance policies.

4.2 Other Conditions. No Event of Default or Default shall have occurred and be continuing.

SECTION 5

MISCELLANEOUS

5.1 Warranties and Absence of Defaults. In order to induce the Agent and Lenders to enter into this Amendment, Borrowers hereby warrant to the Agent and each Lender, as of the date of the actual execution of this Amendment (a) no Event of Default or Default has occurred which is continuing as of such date and (b) the representations and warranties in Section 3 of this Amendment are true and correct.

5.2 Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Credit Agreement and the other documents executed pursuant to the Existing Credit Agreement remain in full force and effect and each Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Credit Agreement and the other documents executed pursuant to the Existing Credit Agreement.

5.3 Reference to Loan Agreement. On and after the effective date of this Amendment, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Loan Agreement” in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

5.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

5.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

5.6 Expenses. Borrowers agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses of Agent (including reasonable fees, charges and disbursements of Agent’s attorneys) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrowers agree, jointly and severally, to pay, and save Agent and each Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Credit Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, in each case to the same extent required under the Credit Agreement. All obligations provided in this Section 6.6 shall survive any termination of this Amendment or the Amended Credit Agreement.

5.7 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

5.8 Successors. This Amendment shall be binding upon Borrowers, Agent, each Lender and their respective successors and assigns, and shall inure to the benefit of Borrowers, Agent, each Lender and the successors and assigns of the Agent and such Lender.

[signature page attached]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date first above written.

BORROWERS:

INFUSYSTEM HOLDINGS, INC.		FIRST BIOMEDICAL, INC.

By:	/s/ James Froisland	By:	/s/ James Froisland
Name:	James Froisland	Name:	James Froisland
Title:	CFO	Title:	CFO

INFUSYSTEM, INC.

By:	/s/ James Froisland
Name:	James Froisland
Title:	CFO

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., in its capacity as Administrative Agent,

By:	/s/ Rosanne Parsill
Name:	Rosanne Parsill
Title:	Vice President

BANK OF AMERICA, N.A., in its capacity as a Lender

By:	/s/ Sophia Love
Name:	Sophia Love
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, in its capacity as a Lender

By:	Thomas A. Crandell
Name:	Thomas A. Crandell
Title:	Senior Vice President

Second Amendment to Credit Agreement

Exhibit A

SUBSIDIARY GUARANTY

This SUBSIDIARY GUARANTY (this “Guaranty”), dated as of April 1, 2011 by and among the Guarantors identified as such on the signature page hereof or in any joinders to this Guaranty at any time following the date of this Guaranty (each, a “Guarantor” and collectively, “Guarantors”), and BANK OF AMERICA, N.A. as the administrative agent (in such capacity, the “Administrative Agent”) for itself and the Lenders.

WITNESSETH:

WHEREAS, INFUSYSTEM HOLDINGS, INC., a Delaware corporation (“Holdings”), INFUSYSTEM, INC., a California corporation (“InfuSystem”) and FIRST BIOMEDICAL, INC., a Kansas corporation (“FBI” and together with Holdings and InfuSystem, the “Borrowers” and each individually a “Borrower”), the Persons signatory thereto from time to time as the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of June 15, 2010 as amended by (i) that certain First Amendment to Credit Agreement dated as of January 27, 2011 and (ii) that certain Second Amendment to Credit Agreement dated as of the date hereof (as so amended, and as the same is further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made, and continue to make available Loans, Letters of Credit and other financial accommodations for the benefit of the Borrowers;

WHEREAS, the Borrowers and each Guarantor are engaged in related businesses and/or are contractually obligated to one another via customer/supplier relationships and otherwise integrated to such an extent that the financial strength and flexibility of each Borrower and Guarantor has a direct impact on the success of each other Borrower and Guarantor;

WHEREAS, each Guarantor will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement; and

WHEREAS, pursuant to Section 6.13 of the Credit Agreement and as a condition to the agreement of the Administrative Agent and each Lender to continue to make available financial accommodations to the Borrowers under the Credit Agreement, each Guarantor is required to guarantee payment of the Obligations.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to provide the Loans and other financial accommodations under the Credit Agreement, it is agreed as follows:

AGREEMENT:

1.	DEFINITIONS.

(a) Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, unless otherwise defined herein.

(b) References to this “Guaranty” shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

(c) References to the “Termination Date” shall mean the date on which (a) the payment in full in cash and performance of all Obligations, (b) the termination of all Commitments and (c) either (i) the cancellation and return to the Administrative Agent of all Letters of Credit or (ii) the Cash Collateralization of all Letters of Credit in accordance with the Credit Agreement

2.	THE GUARANTY.

2.1 Guaranty of Guaranteed Obligations of the Borrowers. Each Guarantor hereby jointly and severally unconditionally guarantees to the Administrative Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations of the Borrowers (hereinafter the “Guaranteed Obligations”). The Guarantors agree that this Guaranty is a guaranty of payment and performance and not of collection, and that their obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

(a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any other Loan Document or any other agreement, document or instrument to which any Borrower and/or any Guarantors are or may become a party;

(b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by the Administrative Agent and/or the Lenders with respect to any of the provisions thereof;

(c) the existence, value or condition of, or failure to perfect its Lien against, any Collateral for the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent in respect thereof (including, without limitation, the release of any such security);

(d) the insolvency of any Borrower or any other Guarantor; or

(e) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than payment in full of the Guaranteed Obligations, it being agreed by each Guarantor that its obligations under this Guaranty shall not be discharged (subject, however, to any reinstatement provisions contained herein) until the Termination Date. Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent which is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by the Administrative Agent and the Lenders, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Lenders have specifically agreed otherwise in writing. It is agreed among each Guarantor, the Administrative Agent and the Lenders that the foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and that, but for this Guaranty and such waivers, Administrative Agent and the Lenders would decline to continue to perform the transactions contemplated by the Credit Agreement.

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2.2 Demand by the Administrative Agent or the Lenders. In addition to the terms of the Guaranty set forth in Section 2.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, the outstanding principal amount of the Guaranteed Obligations under the Credit Agreement (including all accrued interest thereon) is declared to be immediately due and payable, then the Guarantors shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by the Guarantors shall be made to the Administrative Agent in immediately available Federal funds to an account designated by the Administrative Agent or at the address set forth herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent, and shall be credited and applied to the Guaranteed Obligations.

2.3 Enforcement of Guaranty. In no event shall the Administrative Agent have any obligation (although it is entitled, at its option) to proceed against any Borrower or any Collateral pledged to secure Guaranteed Obligations before seeking satisfaction from any or all of the Guarantors, and the Administrative Agent may proceed, prior or subsequent to, or simultaneously with, the enforcement of the Administrative Agent’s rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

2.4 Waiver. In addition to the waivers contained in Section 2.1 hereof, the Guarantors waive, and agree that they shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantors of their Guaranteed Obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. The Guarantors hereby waive diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in any Borrower’s financial condition or any other fact which might increase the risk to the Guarantors) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantors represent, warrant and jointly and severally agree that, as of the date of this Guaranty, their obligations under this Guaranty are not subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent or the Lenders. The Guarantors further jointly and severally agree that their obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against the Administrative Agent or any Lender of any kind which may arise in the future, other than payment in full of the Guaranteed Obligations.

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2.5 Benefit of Guaranty. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Borrower and the Administrative Agent or the Lenders, the obligations of such Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by the Administrative Agent or any Lender to any Person or Persons, any reference to the “Administrative Agent” or the “Lender” herein shall be deemed to refer equally to such Person or Persons.

2.6 Modification of Guaranteed Obligations, Etc. Each Guarantor hereby acknowledges and agrees that the Administrative Agent and the Lenders may at any time or from time to time, with or without the consent of, or notice to, the Guarantors or any of them: change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

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(a) in accordance with Section 10.03 of the Credit Agreement, take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

(b) in accordance with Section 10.01 of the Credit Agreement, amend or modify, in any manner whatsoever, the Loan Documents;

(c) extend or waive the time for the Borrowers’ performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

(d) subject to the terms of the Security Agreement, take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Obligations;

(e) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantors or the Borrowers to the Administrative Agent or any Lender;

(f) modify or terminate the terms of any intercreditor or subordination agreement, to the extent permitted by the terms of such intercreditor or subordination agreement, pursuant to which claims of other creditors of any Guarantor or any Borrower are subordinated to the claims of the Administrative Agent and the Lenders; and/or

(g) subject to the terms of the Credit Agreement, apply any sums by whomever paid or however realized to any amounts owing by any Guarantor to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its discretion;

and the Administrative Agent and the Lenders shall not incur any liability to the Guarantors as a result thereof, and no such action shall impair or release the Guaranteed Obligations of the Guarantors or any of them under this Guaranty.

2.7 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Borrower or any Guarantor for liquidation or reorganization, should such Borrower or Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Borrower’s or such Guarantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Administrative Agent or any Lender, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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2.8 Subordination of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, each Guarantor hereby: expressly and irrevocably subordinates to the payment and performance in full of the Obligations, on behalf of itself and its successors and assigns (including any surety) until the Termination Date, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses or other rights available to a surety, guarantor or accommodation co-obligor against the principal; and acknowledges and agrees (i) that this subordination is intended to benefit the Administrative Agent and the Lenders and shall not limit or otherwise effect any Guarantor’s liability hereunder or the enforceability of this Guaranty, and (ii) that the Administrative Agent, the Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 2.8.

2.9 Election of Remedies. If the Administrative Agent may, under applicable law, proceed to realize benefits under any of the Loan Documents giving the Administrative Agent and the Lenders a Lien upon any Collateral owned by any Borrower, either by judicial foreclosure or by non-judicial sale or enforcement, the Administrative Agent may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, the Administrative Agent shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower, whether because of any applicable laws pertaining to “election of remedies” or the like, the Guarantors hereby consent to such action by the Administrative Agent and waive any claim based upon such action, even if such action by the Administrative Agent shall result in a full or partial loss of any rights of subrogation which the Guarantors might otherwise have had but for such action by the Administrative Agent. Any election of remedies which results in the denial or impairment of the right of the Administrative Agent to seek a deficiency judgment against any Borrower shall not impair each Guarantor’s obligation to pay the full amount of the Guaranteed Obligations. In the event the Administrative Agent shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, the Administrative Agent may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by the Administrative Agent but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Administrative Agent and the Lenders might otherwise be entitled but for such bidding at any such sale.

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3.	REPRESENTATIONS AND WARRANTIES.

To induce the Lenders to continue make the Loans and incur L/C Obligations under the Credit Agreement, the Guarantors jointly and severally make the representations and warranties as to each Guarantor contained in the Credit Agreement, each of which is incorporated herein by reference and all of which shall survive the execution and delivery of this Guaranty.

4.	FURTHER ASSURANCES.

Each Guarantor agrees, upon the written request of the Administrative Agent or any Lender, to execute and deliver to the Administrative Agent or such Lender, from time to time, any additional instruments or documents reasonably considered necessary by the Administrative Agent or such Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

5.	PAYMENTS FREE AND CLEAR OF TAXES.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by the Guarantors to or on account of any obligation of the Guarantors hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require any Guarantor or Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by the Guarantors or Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii) If the Guarantors or Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) Agent shall withhold or make such deductions as are determined by Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Guarantors shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section), Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by Guarantors. Without limiting the provisions of subsection (a) above, the Guarantors shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws.

(c) Tax Indemnifications. (i) Without limiting the provisions of subsection (a) or (b) above, the Guarantors shall, and do hereby, jointly and severally indemnify Agent, each Lender and the L/C Issuer, and shall make payment in respect thereof within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Guarantors or Agent or paid by Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Guarantors shall also, and do hereby, jointly and severally indemnify Agent, and shall make payment in respect thereof within 10 days after written demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to Agent as required by clause (ii) of this subsection. A certificate as to the amount of any such payment or liability delivered to the Guarantors by a Lender or the L/C Issuer (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

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(ii) Without limiting the provisions of subsection (a) or (b) above, each Lender and the L/C Issuer shall, and does hereby, indemnify the Guarantors and Agent, and shall make payment in respect thereof within 10 days after written demand therefor, against any and all (A) Excluded Taxes with respect to such Lender or the L/C Issuer, (B) Taxes incurred by or asserted against the Guarantors or Agent by any Governmental Authority as a result of the failure by such Lender or the L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender or the L/C Issuer, as the case may be, to the Guarantors or Agent pursuant to subsection (e), and (C) with respect to Excluded Taxes or Taxes described in subclauses (A) or (B) of this sentence, any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Guarantors or Agent). Each Lender and the L/C Issuer hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Guaranty or any other Loan Document against any amount due to Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of Agent, any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d) Evidence of Payments. Upon request by the Guarantors or Agent, as the case may be, after any payment of Taxes by the Guarantors or by Agent to a Governmental Authority as provided in this Section 5, the Guarantors shall deliver to Agent or Agent shall deliver to Guarantors, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Guarantors or Agent, as the case may be.

(e) Status of Lenders. (i) Each Lender shall deliver to the Guarantors and to Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Guarantors or Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Guarantors or Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Guarantors pursuant to this Guaranty or any Loan Document or to otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.

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(ii) Without limiting the generality of the foregoing, if a Guarantor is resident for tax purposes in the United States,

(A) any Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to such Guarantor and Agent executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by such Guarantor or Agent as will enable such Guarantor or Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

(B) each Foreign Lender that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to such Guarantor and Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under the Credit Agreement (and from time to time thereafter upon the request of such Guarantor or Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(I) executed originals of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(II) executed originals of Internal Revenue Service Form W-8ECI,

(III) executed originals of Internal Revenue Service Form W-8IMY and all required supporting documentation,

(IV) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of a Guarantor within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN, or

9

(V) executed originals of any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the such Guarantor or the Administrative Agent to determine the withholding or deduction required to be made.

(iii) Each Lender shall promptly (A) notify the Guarantors and Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Guarantors or Agent make any withholding or deduction for taxes from amounts payable to such Lender.

(f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If Agent, any Lender or the L/C Issuer determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Guarantor or with respect to which a Guarantor has paid additional amounts pursuant to this Section, it shall pay to such Guarantor an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Guarantor under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Guarantors, upon the request of Agent, such Lender or the L/C Issuer, agree, jointly and severally, to repay the amount paid over to the Guarantors (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to Agent, such Lender or the L/C Issuer in the event Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Guarantor, any Loan Party or any other Person.

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6.	OTHER TERMS.

6.1 Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Loan Documents and/or the Guaranteed Obligations.

6.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

6.3 Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

6.4 Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in such form, delivered in the manner, and shall be effective, as is set forth in Section 10.02 of the Credit Agreement; provided, however, that notices to the Guarantors shall be delivered to the following address:

c/o InfuSystem Holdings, Inc.,
31700 Research Park Drive
Madison Heights, MI 48071
Attention:	__________________________
Telephone:	_________________________
Telecopier:	_________________________
Electronic Mail:	_______@_____

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6.5 Successors and Assigns. This Guaranty and all obligations of the Guarantors hereunder shall be binding upon the successors and assigns of each Guarantor (including a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of the Administrative Agent, for itself and for the benefit of the Lenders, hereunder, inure to the benefit of the Administrative Agent and the Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of the Administrative Agent and the Lenders hereunder. The Guarantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

6.6 No Waiver; Cumulative Remedies; Amendments. Neither the Administrative Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Administrative Agent and then only to the extent therein set forth. A waiver by the Administrative Agent, for itself and the ratable benefit of the Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by the Administrative Agent and the Guarantors.

6.7 Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date subject, however, to any reinstatement provisions contained herein. Following the Termination Date, the Administrative Agent shall deliver to the Guarantors such documents as the Guarantors may reasonably request to evidence such termination.

6.8 Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

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6.9 Governing Law; Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. EACH GUARANTOR AND AGENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS SITTING IN COOK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF ILLINOIS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR AND AGENT IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR AND AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.4. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

6.10 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND TO THE FULLEST EXTENT PERMITTED BY LAW WAIVES ANY RIGHTS THAT IT MAY HAVE TO CLAIM OR RECEIVE CONSEQUENTIAL OR SPECIAL DAMAGES IN CONNECTION WITH ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

6.11 Limitation on Guaranteed Obligations. Notwithstanding any provision herein contained to the contrary, each Guarantor’s liability hereunder shall be limited to an amount not to exceed as of any date of determination the greater of:

(a) the net amount of all Loans and other extensions of credit (including Letters of Credit) advanced under the Credit Agreement and directly or indirectly re-loaned or otherwise transferred to, or incurred for the benefit of, such Guarantor, plus interest accrued thereon in accordance with the Credit Agreement; or

(b) the amount which could be claimed by the Administrative Agent and the Lenders from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law or any other Debtor Relief Law after taking into account, among other things, such Guarantor’s right of contribution and indemnification from each other Guarantor under Section 6.12.

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6.12 Contribution with Respect to Guaranteed Obligations.

(a) To the extent that any Guarantor shall make a payment under this Guaranty of all or any of the Guaranteed Obligations (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by the other Guarantors, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor’s “Allocable Amount” (as defined below) (in effect immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of all of the Guarantors in effect immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each of the other Guarantors for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law or any other Debtor Relief Law.

(c) This Section 6.12 is intended only to define the relative rights of the Guarantors and nothing set forth in this Section 6.12 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

(d) The rights of the parties under this Section 6.12 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations and the termination of the Credit Agreement and the other Loan Documents.

(e) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of any Guarantor to which such contribution and indemnification is owing.

7.	SECURITY.

To secure payment of each Guarantor’s obligations under this Guaranty, concurrently with the execution of this Guaranty, such Guarantor has joined the (i) the Security Agreement, as a “Grantor” and (ii) the Pledge Agreement, as a “Pledgor”, pursuant to which each Guarantor has granted to the Administrative Agent for the benefit of the Lenders a security interest in substantially all of its personal property and pledged all of the Equity Interests of each of its Subsidiaries to the Administrative Agent for the benefit of the Lenders.

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8.	CREDIT AGREEMENT.

Each Guarantor agrees to perform, comply with and be bound by the covenants contained in Article VI (other than Sections 6.01, 6.02 and 6.03) and Article VII of the Credit Agreement (which provisions are incorporated herein by reference) as if each Guarantor were a Loan Party signatory to the Credit Agreement.

[Remainder of page left intentionally blank; signature page follows]

15

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Subsidiary Guaranty as of the date first above written.

GUARANTORS:

IFC LLC

By:
Name:	Sean McDevitt
Title:	Sole Manager

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Exhibit B

JOINDER TO SECURITY AGREEMENT

The undersigned, IFC LLC, a Delaware limited liability company (“IFC”), as of this 1st day of April, 2011 hereby joins in the execution of that certain Security Agreement dated as of June 15, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Security Agreement”) previously executed and delivered by InfuSystem Holdings, Inc., a Delaware corporation, InfuSystem, Inc., a California corporation, First Biomedical, Inc., a Kansas corporation and each other Person that becomes a Pledgor thereunder after the date and pursuant to the terms thereof, in favor of Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) for all Secured Parties. By executing this joinder (this “Joinder”), the undersigned hereby agrees that it is a “Grantor” under the Security Agreement and agrees to be bound by all of the terms and provisions of the Security Agreement. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Security Agreement. In furtherance of the foregoing, IFC agrees as follows:

1. Joinder to Security Agreement. IFC is hereby joined in, and hereby agrees that it is, and for all purposes after the date hereof shall be a “Grantor” party to the Security Agreement as if IFC were an original signatory thereto in the same manner and capacity as a “Grantor” thereunder. The term “Grantor” as used in the Security Agreement shall be deemed to include IFC. IFC acknowledges the Administrative Agent’s security interest in the Collateral and agrees that the Administrative Agent’s Liens on such Collateral granted under the Security Agreement are not released or impaired in any way as a result of the execution of this Joinder to Security Agreement (this “Joinder”).

Additionally, IFC acknowledges that, by its execution of this Joinder, it has assigned and transferred to the Administrative Agent, and has granted to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of each and all of the Secured Obligations. For the avoidance of doubt, IFC agrees and acknowledge that the following property of IFC shall be deemed to be “Collateral” under the Security Agreement as of the date of this Joinder: (a) all of the personal property now owned or at any time hereafter acquired by IFC or in which IFC now has or at any time in the future may acquire any right, title or interest, including all of IFC’s Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Intellectual Property, Inventory, Investment Property, Leases, Letter-of-Credit Rights, Money, Supporting Obligations and Identified Claims, (b) all books and records pertaining to any of the foregoing, (c) all Proceeds and products of any of the foregoing, and (d) all collateral security and guaranties given by any Person with respect to any of the foregoing. Notwithstanding anything to the contrary contained herein, the “Collateral” pledged by IFC shall not include (a) any asset to the extent that a grant of a security interest therein is validly prohibited by or not possible under any applicable Laws or is validly prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation under any contract, license, agreement, instrument or other document evidencing or giving rise to IFC’s right to use such asset, or would result in the forfeiture of IFC’s rights in the asset, but only, in each case, to the extent, and for so long as, such prohibition is not removed, terminated or rendered unenforceable or otherwise deemed ineffective by the UCC (including Sections 9-406, 9-407, 9-408 or 9-409 thereof) or any other applicable Law, or (b) Equity Interests representing more than 65% of the voting stock of any direct or indirect Subsidiary of IFC that is a first-tier CFC; provided, however, that any proceeds, substitutions or replacements of any property included in subclauses (a) and (b) above shall not be excluded (unless such proceeds, substitutions or replacements would itself constitute property excluded under subclause (a) or (b)).

2. Representations and Warranties. IFC hereby represents and warrants to the Bank that, except as disclosed on Schedule 2 hereto, each of the representations and/or warranties contained in the Security Agreement applicable to IFC are true and correct as it pertains to IFC, except to the extent that such representations and warranties (a) solely relate to an earlier date or (b) have been changed by circumstances permitted by the Credit Agreement, as amended, or by this Joinder. Attached hereto as Attachment I are Schedules 1 through 7 to the Security Agreement, updated to reflect IFC as a “Grantor” under the Security Agreement. IFC and each of the existing Grantors agrees that this Joinder and the schedules and attachments hereto may be attached to the Security Agreement and shall be and become a part of the Security Agreement.

3. No Additional Amendments. Except as amended pursuant to this Joinder, the Security Agreement shall remain unchanged and in full force and effect in accordance with each of their respective terms.

4. Governing Law. This Joinder and the rights and obligations set forth herein shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflicts of law principles.

[signature page attached]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed as of the first date written above.

IFC:

IFC LLC

By:
Name:	Sean McDevitt
Title:	Sole Manager

ACCEPTED AND AGREED TO:

Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

ACCEPTANCE BY EXISTING GRANTORS:

INFUSYSTEM HOLDINGS, INC.

By:
Name:	James Froisland
Title:	CFO

FIRST BIOMEDICAL, INC.

By:
Name:	James Froisland
Title:	CFO

INFUSYSTEM, INC.

By:
Name:	James Froisland
Title:	CFO

Joinder Agreement

Schedule 2

None.

Attachment I

[see attached]

SCHEDULE 1

INVESTMENT PROPERTY

A.	PLEDGED EQUITY

Grantor (owner of Record of such Pledged Equity)	Issuer	Pledged Equity Description	Percentage of Issuer	Certificate (Indicate No.)
InfuSystem Holdings, Inc.	InfuSystem, Inc.	100 shares, par value $0.01	100%	1
InfuSystem Holdings, Inc.	First Biomedical, Inc.	20,000 shares Class A, par value $0.02	20%	28
InfuSystem Holdings, Inc.	First Biomedical, Inc.	80,000 shares Class B, par value $0.02	80%	29
InfuSystem Holdings, Inc.	IFC LLC	outstanding membership interests	100%	N/A

B.	PLEDGED NOTES

Grantor (owner of Record of such Pledged Notes)	Issuer	Pledged Notes Description
N/A	N/A	N/A

C.	OTHER INVESTMENT PROPERTY

Grantor	Investment Property Description
N/A	N/A

SCHEDULE 2

FILINGS AND PERFECTION

GRANTOR	FILING REQUIREMENT OR OTHER ACTION	FILING OFFICE
InfuSystem Holdings, Inc.	UCC-1	DE
InfuSystem, Inc.	UCC-1	CA
First Biomedical, Inc.	UCC-1	KS
IFC LLC	UCC-1	DE

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE
InfuSystem Holdings, Inc.	DE	20-3341405	31700 Research Park Drive Madison Heights, MI 48071

InfuSystem, Inc.	CA	94-3295573	31700 Research Park Drive Madison Heights, MI 48071

First Biomedical, Inc.	KS	48-1201738	878 N. Jan-Mar Ct. Olathe, KS 66061

IFC LLC	DE	27-5125544	31700 Research Park Drive Madison Heights, MI 48071

SCHEDULE 4

A. COLLATERAL LOCATIONS

GRANTOR	COLLATERAL	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)
InfuSystem Holdings, Inc.	Equipment, inventory, books and records, general office	31700 Research Park Drive Madison Heights, MI 48071	Liberty Property Limited Partnership Contact: Donna Wagner Phone: 610-648-1747 500 Chesterfield Parkway Malvern, PA 19355

	General office	400 Madison Ave., Suite 11A New York, NY 10017	N/A

InfuSystem, Inc.	Equipment, inventory, books and records, general office	31700 Research Park Drive Madison Heights, MI 48071	Liberty Property Limited Partnership Contact: Donna Wagner Phone: 610-648-1747 500 Chesterfield Parkway Malvern, PA 19355

	General office	469 Main Street, Suite 4 Bennington, VT 05201	Nancy and Kristopher Woltman Contact: Nancy Woltman Phone: 802-442-8859 530 Main Street Bennington, VT 05201

GRANTOR	COLLATERAL	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)
First Biomedical, Inc.	Equipment, inventory, books and records, general office	878 N. Jan-Mar Ct. Olathe, KS 66061	Jan-Mar LLC Contact: Tom Creal Phone: 913-269-4242 878 N. Jan-Mar Ct. Olathe, KS 66061

	Equipment, inventory, books and records, general office	882 Jan Mar Ct. Olathe, KS 66061	CW Investment Group, LLC Contact: Tom Creal Phone: 913-269-4242 882 Jan Mar Ct. Olathe, KS 66061

	Equipment, inventory	12015 Mora Dr., Unit 6 Santa Fe Springs, CA 90670	Legacy Partners II Santa Fe Springs, LLC Contact: Mary Reyes Phone: 562-946-4370 12016 Telegraph Road, Suite 203 Santa Fe Springs, CA 90670

	Equipment, inventory	3835 Old Waverly Cove #102 Memphis, TN 38125	Contact: Yong Dushlek Phone: 901-569-4246 3835 Old Waverly Cove #102 Memphis, TN 38125

	Equipment, inventory	First Biomedical Canada 5250 Satellite Drive, Unit 12 Mississauga, Ontario L4W5G5	Marble Point Properties Inc. Contact: Marta DiFabio Phone: 905-670-6666 1415 Bonhill Rd, Unit 1 Mississauga, Ontario L4W5G5

GRANTOR	COLLATERAL	COLLATERAL LOCATION OR PLACE OF BUSINESS (INCLUDING CHIEF EXECUTIVE OFFICE)	OWNER/LESSOR (IF LEASED)
IFC LLC	Books and records, general office	31700 Research Park Drive Madison Heights, MI 48071	Liberty Property Limited Partnership Contact: Donna Wagner Phone: 610-648-1747 500 Chesterfield Parkway Malvern, PA 19355

	Books and records, general office	878 N. Jan-Mar Ct. Olathe, KS 66061	Jan-Mar LLC Contact: Tom Creal Phone: 913-269-4242 878 N. Jan-Mar Ct. Olathe, KS 66061

B. COLLATERAL IN POSSESSION OF LESSOR,

BAILEE, CONSIGNEE OR WAREHOUSEMAN

GRANTOR	COLLATERAL	COLLATERAL LOCATION	LESSOR/BAILEE/ CONSIGNEE/ WAREHOUSEMAN
First Biomedical, Inc.	Equipment, inventory	309 Laurelwood Road Santa Clara, CA 95054	Priority Dispatch Services Contact: Larry Stewart Phone: 866-420-2477 39737 Paseo Padre Parkway, Suite D Fremont, CA 94538

	Equipment, inventory	1055 19th Street Denver, CO 80202	Skyfreight Contact: Shannon Olson Phone: 303-295-6600 1055 19th Street (Attn: 20th Street Entrance) PO Box 13016 Denver, CO 80202

	Equipment, inventory	17505 William Circle Omaha, NE 68130	Nordstrom Contact: Laura Sherwood Phone: 402-515-5583 17505 William Circle Omaha, NE 68130

SCHEDULE 5

INTELLECTUAL PROPERTY

Patents and Patent Licenses

Grantor	Patent Number	Patent Application Number	Date Patent Issued	Date Patent Applied
N/A	N/A	N/A	N/A	N/A

Trademarks and Trademark Licenses

Grantor	Trademark	Trademark Number
InfuSystem, Inc.	Ambulatory Infusion Made Easy	3,719,471
InfuSystem, Inc.	InfuSelect	3,709,777
InfuSystem, Inc.	InfuRecover	3,709,775
InfuSystem, Inc.	InfuSupport	3,709,774
InfuSystem, Inc.	InfuAssist	3,709,778
InfuSystem, Inc.	InfuEase	3,709,779
InfuSystem, Inc.	InfuAdvantage	3,702,766
InfuSystem, Inc.	InfuSystem	3,624,007
InfuSystem, Inc.	InfuSystem	3,620,528

Copyrights

Grantor	Copyright Title	Copyright Application	Copyright Registration Number	Copyright Application Number
N/A	N/A	N/A	N/A	N/A

SCHEDULE 6

DEPOSITORY AND OTHER DEPOSIT ACCOUNTS

CREDIT PARTY	DEPOSITORY BANK	TYPE OF ACCOUNT	ACCT. NO.
InfuSystem	Fifth Third Bank	Checking

InfuSystem	Fifth Third Bank	Checking (payroll)

FBI	UMB Bank, N.A.	Checking

FBI	First National Bank of Olathe	Checking

FBI	First National Bank of Olathe	Credit Card

SCHEDULE 7

COMMERCIAL TORT CLAIMS

None.

Exhibit C

JOINDER TO PLEDGE AGREEMENT

The undersigned, IFC LLC, a Delaware limited liability company (“IFC”), as of this 1st day of April, 2011 hereby joins in the execution of that certain Pledge Agreement dated as of June 15, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Pledge Agreement”) previously executed and delivered by InfuSystem Holdings, Inc., a Delaware corporation, InfuSystem, Inc., a California corporation, First Biomedical, Inc., a Kansas corporation and each other Person that becomes a Pledgor thereunder after the date and pursuant to the terms thereof, in favor of Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) for all Secured Parties. By executing this joinder (this “Joinder”), the undersigned hereby agrees that it is a “Pledgor” under the Pledge Agreement and agrees to be bound by all of the terms and provisions of the Pledge Agreement. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pledge Agreement. In furtherance of the foregoing, IFC agrees as follows:

1. Joinder to Pledge Agreement. IFC is hereby joined in, and hereby agrees that it is, and for all purposes after the date hereof shall be a “Pledgor” party to the Pledge Agreement as if IFC were an original signatory thereto in the same manner and capacity as a “Pledgor” thereunder. The term “Pledgor” as used in the Pledge Agreement shall be deemed to include IFC. IFC acknowledges the Administrative Agent’s security interest in the Pledged Collateral and agrees that the Administrative Agent’s Liens on such Pledged Collateral granted under the Pledge Agreement are not released or impaired in any way as a result of the execution of this Joinder to Pledge Agreement (this “Joinder”).

Additionally, IFC acknowledges that, by its execution of this Joinder, it has pledged to the Administrative Agent, and otherwise granted to the Administrative Agent, for the benefit of the Secured Parties, a first priority security interest in all of the following, as security for the Secured Liabilities, which shall be included as Pledged Collateral under the Pledge Agreement:

(a) those Equity Interests listed on Schedule I hereto and, if applicable, the certificates representing such shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares of the undersigned; and

(b) such portion, as determined by Administrative Agent as provided in Section 6(d) of the Pledge Agreement, of any additional Equity Interests of any Subsidiary from time to time acquired by any Pledgor in any manner (which Equity Interests shall be deemed to be part of the Pledged Interests or Pledged Shares, as applicable, and otherwise Pledged Collateral hereunder), and the certificates representing such Equity Interests, if any, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or interests. Notwithstanding anything to the contrary contained herein, the Pledged Collateral shall not include Pledged Shares representing more than 65% of the voting stock of any direct or indirect Subsidiary of any Pledgor that is a CFC

The undersigned and each existing Pledgor further agrees that this Joinder may be attached to the Pledge Agreement and that the shares and/or membership interests listed on Schedule I hereto shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Liabilities referred to in said Pledge Agreement.

2. Representations and Warranties. IFC hereby represents and warrants to the Administrative Agent and each Lender that, each of the representations and/or warranties contained in the Pledge Agreement applicable to IFC are true and correct as it pertains to IFC, except to the extent that such representations and warranties (a) solely relate to an earlier date or (b) have been changed by circumstances permitted by the Credit Agreement or the Pledge Agreement, as amended.

3. No Additional Amendments. Except as amended pursuant to this Joinder, the Pledge Agreement shall remain unchanged and in full force and effect in accordance with each of its terms.

4. Governing Law. This Joinder and the rights and obligations set forth herein shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflicts of law principles.

[signature page attached]

IN WITNESS WHEREOF, the undersigned has executed this Joinder dated as of the first date written above.

IFC:

IFC LLC

By:
Name:	Sean McDevitt
Title:	Sole Manager

ACCEPTED AND AGREED TO:

Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

ACCEPTANCE BY EXISTING PLEDGORS:

INFUSYSTEM HOLDINGS, INC.

By:
Name:	James Froisland
Title:	CFO

FIRST BIOMEDICAL, INC.

By:
Name:	James Froisland
Title:	CFO

INFUSYSTEM, INC.

By:
Name:	James Froisland
Title:	CFO

Joinder Agreement

SCHEDULE I

TO

THE JOINDER TO PLEDGE AGREEMENT

PLEDGED SHARES/INTERESTS

None.

Exhibit D

EXECUTION VERSION

CERTIFICATE OF THE MANAGER

OF IFC LLC

April 1, 2011

In connection with the Second Amendment to Credit Agreement (the “Amendment Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Amendment Agreement) dated as of the date hereof, to the Credit Agreement dated as of June 15, 2010 (as amended as of the date hereof, the “Credit Agreement”), by and among (i) InfuSystem Holdings, Inc., InfuSystem, Inc. and First Biomedical, Inc., as borrowers, (ii) Bank of America, N.A., as Administrative Agent (the “Agent”), and (iii) the other Lenders party thereto (as defined therein), the undersigned, the Manager of IFC LLC, a Delaware limited liability company (hereinafter referred to as the “Company”), has knowledge of the matters contained in this Certificate and hereby certifies, pursuant to Section 4.1(e) of the Amendment Agreement, that:

1.	The Certificate of Formation attached to this Certificate as “Exhibit A” and Limited Liability Company Agreement of the Company attached to this Certificate as “Exhibit B” are true and correct copies of the current Certificate of Formation and the Limited Liability Company Agreement of the Company, have not been altered, modified or amended and are in full force and effect.

2.	Attached to this Certificate as Exhibit “C” is a true and complete copy of the Company’s certificate of good standing issued by the Secretary of State of the State of Delaware. Since the date thereof, no event has occurred which has affected the good standing of the Company.

3.	Attached to this Certificate as Exhibit “D” is a true and complete copy of the resolutions adopted by the Company pursuant to a written consent of the Board of Managers of the Company dated as of the date hereof (the “Written Consent”) authorizing the execution, delivery and performance of the Consent, Amendment and Joinder Documents and approving any such other documents and instruments as required by the Agent pursuant to the terms of the Credit Agreement (hereinafter collectively referred to as the “Amendment Documents”). Said Written Consent has not been altered, amended, repealed or rescinded, and is now in full force and effect.

4.	Each of the officers shown below is a duly elected or appointed, qualified and acting officer of the Company holding the office indicated below, is authorized by the relevant excerpt from the Written Consent to execute and deliver the Amendment Documents and all related agreements, documents and instruments on behalf of the Company, and the signature set forth opposite each officer’s name is such officer’s genuine signature.

5.	The undersigned is the duly elected, qualified and acting Sole Manager of the Company.

Name	Title	Signature
Sean McDevitt	Manager and Chief Executive Officer

James Froisland	Chief Financial Officer, Treasurer and Secretary

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the date first written above.

Sean McDevitt
Manager and Chief Executive Officer

The undersigned, Chief Financial Officer, Treasurer and Secretary, does hereby certify as of the date first written above that Sean McDevitt is the duly elected, qualified and acting Sole Manager and Chief Executive Officer of IFC LLC, and the signature appearing above is his genuine signature.

James Froisland Chief Financial Officer, Treasurer and Secretary

[Signature Page to Manager’s Certificate of IFC LLCJ

EXHIBIT “A”

CERTIFICATE OF FORMATION

[See attached.]

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “IFC LLC”, FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF FEBRUARY, A.D. 2011, AT 5:47 O’CLOCK P.M.

Jeffrey W. Bullock, Secretary of State
4941540 8100	AUTHENTICATION: 8566391
110169784	DATE: 02-16-11
You may verify this certificate online at corp.delaware,gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:00 PM 02/16/2011
FILED 05:47 PM 02/16/2011
SRV 110169784 - 4941540 FILE

CERTIFICATE OF FORMATION

OF

IFC LLC

This Certificate of Formation of IFC LLC (the “Company”) is being executed and filed by the undersigned authorized person for the purpose of forming a limited liability company under the Delaware Limited Liability Company Act (6 Del. Code § 18101 et seq.).

1.	The name of the Delaware limited liability company formed hereby is IFC LLC.

2.	The address of the registered office of the Company in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The name of the registered agent of the Company for the service of process at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, undersigned has executed this Certificate of Formation on February 16th, 2011.

Sean McDevitt
Authorized Person

EXHIBIT “B”

LIMITED LIABILITY COMPANY AGREEMENT

[See attached.]

LIMITED LIABILITY COMPANY AGREEMENT

OF

IFC LLC

a Delaware limited liability company

This LIMITED LIABILITY COMPANY AGREEMENT OF IFC LLC (this “Agreement”), dated as of February 18, 2011, is adopted, executed and agreed to by the Member (as defined below).

1. Formation. IFC LLC (the “Company”) has been formed as a Delaware limited liability company under and pursuant to the Delaware Limited Liability Company Act (the “Act”).

2. Term. The Company shall have perpetual existence.

3. Purposes. The purposes of the Company are to carry on any lawful business, purpose or activity for which limited liability companies may be formed under the Act.

4. Member. InfuSystem Moldings, Inc. (the “Member”) shall be the sole initial member of the Company.

5. Registered Office and Registered Agent. The address of the Company’s initial registered office in Delaware is 1209 Orange Street, Wilmington, DE 19801, and the name of the Company’s initial registered agent at such address is The Corporation Trust Company. Another registered agent or registered office may be designated at any time by the Member.

6. Contributions. The Member has made an initial contribution to the capital of the Company in the amount of $1.00 in exchange for a 100% membership interest in the Company. Without creating any rights in favor of any third party, the Member may, from time to time, make additional contributions of cash or property to the capital of the Company, but shall have no obligation to do so.

7. Distributions. The Member shall be entitled (a) to receive all distributions (including, without limitation, liquidating distributions) made by the Company, and (b) to enjoy all other rights, benefits and interests of ownership of the Company.

8. Board of Managers. The business and affairs of the Company shall be managed by or under the direction of the Board of one or more Managers designated by the Member. The Member may determine at any time in its sole and absolute discretion the number of Managers on the Board of Managers (the “Board”). The authorized number of Managers may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Managers. The initial number of Managers shall be one (1), The initial Manager designated by the Member is Sean McDevitt (the “Manager”). Each Manager elected, designated or appointed by the Member shall hold office until a successor is elected and qualified or until such Manager’s earlier death, resignation, expulsion or removal. Managers need not be a member of the Company.

9. Meeting of the Managers. The Managers may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Managers may be held without notice at such time and at such place as shall from time to time be determined by the Managers. Special meetings of the Managers may be called by the Member on not less than one day’s notice to each Manager by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the Member in like manner and with like notice upon the written request of any one or more of the Managers.

10. Quorum; Acts of the Board. At all meetings of the Board, a majority of the Managers shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers present at any meeting at which there is a quorum shall be the act of the Board. If there are only two Managers on the Board, then the presence of both Managers shall be required for a quorum to be present and any act of the Board will be deemed approved only if approved by both Managers. If a quorum shall not be present at any meeting of the Board, the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting and without prior notice if all Managers or members of the committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

11. Committees of Managers. The Board may, by resolution passed by a majority of the Managers, designate one or more committees, each committee to consist of one or more of the Managers. The Board may designate one or more Managers as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another Manager to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

12. General Powers. The Board shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise (including, without limitation, the power and authority, pursuant to Section 18-407 of the Act, to delegate to one or more authorized agents or other persons the rights and powers of the Board to manage and control the business and affairs of the Company). The Board and any such authorized agents shall have the authority to bind the Company.

2

13. Telephonic Communications. The Managers, or any committee designated by the Managers, may participate in meetings of the Managers, or any committee, by means of telephone conference or similar communications equipment that allows all persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

14. Compensation of Managers; Expenses. The Board shall have the authority to fix the compensation of Managers. The Managers may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings. Notwithstanding the foregoing, Managers will receive no compensation for these services as such, and the expenses of each Manager shall be the responsibility of the Member.

15. Removal of Managers. Unless otherwise restricted by law, any Manager or the entire Board may be removed or expelled, with or without cause, at any time by the Member, and any vacancy caused by any such removal or expulsion may be filled by action of the Member.

16. Managers as Agents. To the extent of their powers set forth in this Agreement, the Managers are agents of the Company for the purpose of the Company’s business, and the actions of the Managers taken in accordance with such powers set forth in this Agreement shall bind the Company.

17. Managers’ Standard of Care. The Managers shall discharge their duties to the Company in good faith and with that degree of care that an ordinarily prudent person in a similar position would use under similar circumstances. In discharging their duties, the Managers shall be fully protected in relying in good faith upon the Company’s records and upon such information, opinions, reports, or statements by any person as to matters the Managers reasonably believe are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, or losses of the Company or any other facts pertinent to the existence and amount of assets. The Managers shall not be required to devote full time to the management of the Company’s business, but only so much time as shall be necessary or appropriate for the proper management of such business.

18. Officers. The Board may appoint such officers of the Company as the Board deems appropriate. The initial offices are the offices of Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary. The initial Chief Executive Officer shall be Sean McDevitt. The initial Chief Financial Officer, Treasurer and Secretary shall be James Froisland. Each Officer appointed by the Board shall hold office until a successor is appointed or until such officer’s earlier death, resignation, expulsion or removal by the Board.

3

19. Chief Executive Officer. The Chief Executive Officer shall be in charge of the general affairs and activities of the Company. In the case that any office identified below is vacant, the Chief Executive Officer may exercise the power of that office. The Chief Executive Officer also shall have the duties and responsibilities, and exercise all functions, as the Board may determine.

20. President The President shall, subject to the control of the Board, have general supervision of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. He or she shall execute all bonds, mortgages, contracts and other instruments of the Company requiring a seal, under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Company may sign and execute documents. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by the Board.

21. Chief Financial Officer. The Chief Financial Officer shall have the duties and responsibilities, and exercise all functions, as the Board may determine.

22. Treasurer. The Treasurer shall have the custody of the Company’s funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board, at its regular meeting, or when the Board so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Company. If required by the Board, the Treasurer shall give the Company a bond in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his or her office and for the restoration to the Company, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Company.

23. Secretary. The Secretary shall attend all meetings of the Board and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or Chief Executive Officer, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings and special meetings of the Board, then either the Board or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Company and the Secretary shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary. The Board may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his or her signature. The Secretary shall see that all hooks, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

4

24. Other Officers. Such other officers as the Board may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board. The Board may delegate to any other officer of the Company the power to choose such other officers and to prescribe their respective duties and powers.

25. Dissolution. The Company shall dissolve and its affairs shall be wound up at such time, if any, as the Member may elect. No other event will cause the Company to dissolve.

26. Governing Law. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUDING ITS CONFLICT-OF-LAWS RULES).

27. Amendments. This Agreement may be modified, altered, supplemented or amended at any time by a written agreement executed and delivered by the Member.

[Signature Page to Follow].

IN WITNESS WHEREOF, the undersigned, being the Member of the Company, has caused this Limited Liability Company Agreement to be effective as of the 18th day of February, 2011.

INFUSYSTEM HOLDINGS, INC.

By:

6

CERTIFICATE OF GOOD STANDING

[See attached.]

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY “IFC LLC” IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-SECOND DAY OF MARCH, A.D. 2011.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE NOT BEEN ASSESSED TO DATE.

Jeffrey W. Bullock, Secretary of State.
4941540 8300	AUTHENTICTION: 8638662
110324091	DATE: 03-22-11
You may verify this certificate online at corp.delaware.grov/authver.shtml

WRITTEN CONSENT OF THE BOARD OF MANAGERS OF THE COMPANY

[See attached.]

EXECUTION VERSION

IFC LLC

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF MANAGERS

April 1, 2011

The undersigned, being the managers (the “Board”) of IFC LLC, a Delaware limited liability company (the “Company”), in accordance with the limited liability company agreement of the Company, by written consent in lieu of a meeting, as evidenced by the signatures set forth below, hereby adopt the following resolutions and agree that adoption of such resolutions shall be valid and binding with the same force and effect as though such resolutions had been adopted at a meeting of the Board duly noticed, called and held in accordance with law, with a full quorum present and acting throughout, and directs that this document be delivered to the Company for inclusion in the minutes and filing with the official records of the Company:

WHEREAS, the Company is wholly owned by InfuSystem Holdings, Inc.;

WHEREAS, the Board has deemed it advisable and in the Company’s best interest that the Company takes such actions as hereinafter set forth in these resolutions;

WHEREAS, InfuSystem Holdings, Inc. has entered into that certain Credit Agreement dated as of June 15, 2010 and amended as of the date hereof (the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement) by and among (i) InfuSystem Holdings, Inc., InfuSystem, Inc., and First Biomedical, Inc. (the “Borrowers”), (ii) Bank of America, N.A., as Administrative Agent (the “Agent”), and (iii) the Lenders (as defined therein) from time to time party thereto;

WHEREAS, in connection with the Credit Agreement, InfuSystem Holdings, Inc. has entered into (i) that certain Security Agreement dated as of June 15, 2010 by and among InfuSystem Holdings, Inc., InfuSystem, Inc., and First Biomedical, Inc., as grantors and the Agent (the “Security Agreement”) and (ii) that certain Pledge Agreement dated as of June 15, 2010 by and among InfuSystem Holdings, Inc., InfuSystem, Inc., and First Biomedical, Inc., as pledgors, and the Agent;

WHEREAS, in connection with the Credit Agreement, the Lenders and the other Secured Parties (as defined in the Security Agreement) require that the Company enter into (i) that certain Subsidiary Guaranty dated as of the date hereof (the “Subsidiary Guaranty”), by and between the Company and the Agent, pursuant to which the Company will guaranty all Obligations (as defined in the Credit Agreement) of the Borrowers; (ii) that certain Joinder to Security Agreement dated as of the date hereof (the “Joinder to Security Agreement”), by and between the Company, the Borrowers and the Agent; and (iii) that certain Joinder to Pledge Agreement dated as of the date hereof (the “Joinder to Pledge Agreement” and, together with the Subsidiary Guaranty and the Joinder to Security Agreement, the “Security Documents”), by and between the Company and the Agent, pursuant to which it is proposed, among other things, that the Company (along with each of the other Borrowers and Guarantors) pledges substantially all of its assets;

WHEREAS, it is in the best interest of the Company to guarantee the Obligations of the other Loan Parties and to grant such security interest and pledge such assets; and

WHEREAS, the Board has determined that the transactions contemplated by the Credit Agreement, the Security Documents and the other Loan Documents to which the Company is a party are in the best interest of the Company and to authorize the officers of the Company to take any and all such actions as they may deem appropriate to effect the transactions;

NOW, THEREFORE, IT IS HEREBY:

RESOLVED, that the Company is hereby authorized and directed to perform all obligations of the Company pursuant to the Loan Documents to which it is a party; and it is

FURTHER RESOLVED, that any of the chief executive officer (CEO), the chief financial officer (CFO), the president, the vice president, the secretary or the treasurer or any other officer of the Company (each an “Officer” and collectively the “Officers”) is authorized and directed on behalf and in the name of the Company to (i) execute and deliver the Security Documents, the other Loan Documents to which the Company is a party, and all other documents associated or contemplated by the Loan Documents, providing for, among other things, the making by the Agent, any Lender or Lenders to the Borrowers of loans or other extensions of credit upon the terms and conditions set forth in the Credit Agreement, and for the payment by the Company, the other Guarantors or the Borrowers of interest, fees, costs and expenses as provided therein, in such forms as may be acceptable to such Officers, such Officers’ execution and delivery to be conclusive evidence that the same have been authorized hereby, (ii) guaranty the full and prompt payment of all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents related thereto, and (iii) sell, transfer, lease, assign, hypothecate, set over, grant security interests in, mortgage or pledge any or all of the assets and properties of the Company, real, personal, or mixed, tangible or intangible, now owned or hereafter acquired as security or otherwise pursuant to the Credit Agreement, Security Documents and the other Loan Documents to which the Company is a party; and it is

FURTHER RESOLVED, that the Officers of the Company are, and each of the Officers acting alone is, hereby authorized and empowered, in the name and on behalf of the Company, to (i) approve any changes or modifications in the forms of the Security Documents and the other Loan Documents heretofore approved, (ii) make such payments, execute, deliver and perform or cause to be executed, delivered and performed all such further agreements, amendments, supplements, extensions, certificates and other documents and instruments, all in forms approved by them in their sole discretion, such Officers’ execution of any such document to be conclusive evidence of their approval thereof and (iii) take or cause to be taken all such further actions as they or any of them may deem necessary or advisable to consummate the transactions contemplated by the Credit Agreement, the Security Documents and the other Loan Documents; and it is

FURTHER RESOLVED, that any Officer of the Company is hereby authorized and directed, on behalf and in the name of the Company, to cause the transactions contemplated by these resolutions to be consummated and performed in the manner provided therein and from time to time to do, or cause to be done, all such other acts or things, and to execute and deliver all such agreements, instruments, certificates and other documents as such Officer acting shall deem in his or her sole discretion desirable to carry out the purposes and intents of any of the foregoing resolutions; and it is

FURTHER RESOLVED, that the authority given hereunder shall be deemed retroactive, and any and all acts relating to the subject matter of the foregoing resolutions by an officer of the Company prior to the passage of these resolutions are hereby ratified and approved; and it is

FURTHER RESOLVED, that the signing by an Officer of the Company of any of the documents or instruments referred to in, or contemplated by, the foregoing resolutions or the taking by him or her of any actions to carry out the foregoing shall conclusively establish the Board’s approval of the form of any such documents or instruments signed by him or her and of the actions referred to therein or contemplated thereby and also the Board’s determination that such documents, instruments and actions are necessary, desirable or appropriate; and it is

FURTHER RESOLVED, that any acts of an Officer of the Company, and any person or persons designated and authorized to act by the Board on behalf of the Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as the acts of the Company; and it is

FURTHER RESOLVED, that this Written Consent of the Board may be executed and delivered by facsimile or electronic photocopy (e.g., “.pdf’) and upon such delivery the facsimile or .pdf signature will be deemed to have the same effect as if the original signature had been delivered.

(The remainder of this page is intentionally left blank)

IN WITNESS WHEREOF, the undersigned has executed this Unanimous Written Consent of the Board of Managers as of the date first set forth above.

By:	Sean McDevitt

[Signature Page to Unanimous Written Consent of the Board of Managers of IFC LLCJ